UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

REGENCY ENERGY PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35262	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(214) 750-1771

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On June 19, 2012, Regency Energy Partners LP (the “Partnership”) entered into an equity distribution agreement (the “Distribution Agreement”) with Citigroup Global Markets Inc. (“Citi”), under which the Partnership may offer and sell common units representing limited partner interests in the Partnership (the “Units”) having an aggregate offering price of up to $200 million from time to time through Citi, as sales agent for the Partnership. Sales of the Units, if any, made under the Distribution Agreement will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions, or as otherwise agreed upon by the Partnership and Citi. The Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-181690) of the Partnership, as supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 19, 2012. The Partnership intends to use the net proceeds from the sale of the Units for general partnership purposes.

The Distribution Agreement contains customary representations, warranties and agreements by the Partnership, including obligations of the Partnership to indemnify Citi for certain liabilities under the Securities Act. The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

Citi and its affiliates have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of their business for which they have received, and expect to receive, customary compensation and expense reimbursement. In particular, an affiliate of Citi is a lender under the Partnership’s revolving credit facility. If the Partnership uses any net proceeds of this offering to repay borrowings under the revolving credit facility, such affiliate of Citi will receive proceeds of the offering.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit
1.1*	Equity Distribution Agreement dated as of June 19, 2012 between Regency Energy Partners LP and Citigroup Global Markets Inc.

5.1*	Opinion of Latham & Watkins LLP regarding the validity of the securities.

8.1*	Opinion of Latham & Watkins LLP relating to tax matters.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2*	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regency Energy Partners LP

	By:	Regency GP LP, its general partner

	By:	Regency GP LLC, its general partner

Date: June 19, 2012	By:	/s/ Thomas E. Long
Thomas E. Long
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
1.1*	Equity Distribution Agreement dated as of June 19, 2012 between Regency Energy Partners LP and Citigroup Global Markets Inc.

5.1*	Opinion of Latham & Watkins LLP regarding the validity of the securities.

8.1*	Opinion of Latham & Watkins LLP relating to tax matters.

23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

23.2*	Consent of Latham & Watkins LLP (included in Exhibit 8.1 hereto).

*	Filed herewith